UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF  1934

Date of Report (Date of earliest event reported): July 20, 2012

PATAPSCO BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	0-28032	52-1951797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Merritt Boulevard, Dundalk, Maryland   21222
(Address of Principal Executive Offices)   (Zip Code)

          Registrant’s telephone number, including area code: (410) 285-1010

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 260.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On July 20, 2012, Patapsco Bancorp, Inc. (the “Company”) announced its unaudited financial results for the twelve months ended June 30, 2012.  For more information, reference is made to the Company’s press release dated July 20, 2012, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 8.01   Other Events

On July 20, 2012, the Company also announced that its Board of Directors approved a plan to deregister the Company’s common stock and suspend reporting obligations under the Securities Exchange Act of 1934, as amended.

Item 9.01   Financial Statements and Exhibits

(d)           Exhibits

Number	Description

99.1	Press Release dated July 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PATAPSCO BANCORP, INC.

Date: July 24, 2012	By:	/s/ John M. Wright
John M. Wright
Senior Vice President and Chief Financial Officer